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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                            PURSUANT TO 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 22, 2004

Commission File Number   014612
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                               WAYNE BANCORP, INC
                               ------------------
             (Exact name of registrant as specified in its charter)

           Ohio                                                  34-1516142
           ----                                                  ----------
(State or other jurisdiction of                                 (IRS Employer
 incorporation or organization)                              Identification No.)


           112 West Liberty Street, P.O. Box 757, Wooster, Ohio 44691
           ----------------------------------------------------------
                    (Address of principal executive offices)

                                 (330) 264-1222
                                 --------------
              (Registrant's telephone number, including area code)

















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ITEM 5.   OTHER EVENTS.

(C)  EXHIBITS.

     The following exhibits are filed herewith:

EXHIBIT NO.                DESCRIPTION OF EXHIBIT

   99.1 Press Release dated January 22, 2004 with respect to the Registrant's election of David P. Boyle to Chairman of the Board of Directors, to replace retiring Chairman David L. Christopher.






























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                                   SIGNATURES

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Pursuant to the requirement of the Securities Exchange Act of 1934, the small business issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  January 22, 2004                    \s\ David P. Boyle
       ----------------                    ------------------
                                           David P. Boyle
                                           Chairman, President and Chief
                                           Executive Officer



Date:  January 22, 2004                    \s\ John A. Lende
       ----------------                    -----------------
                                           John A. Lende
                                           Secretary and Treasurer





















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